AMENDMENT 1
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This is an amendment to Consolidated Rail Corporation, 8-K filing for period
February 18, 1994. Item 4 "Changes in Registrant's Certifying Accountant" section (a) (vi) should read as follows:

  (vi) The Registrant has requested that Coopers & Lybrand furnish it with a letter stating whether or not it agrees with the above statments. A copy of such letter, dated February 17, 1994, is filed as Exhibit 16.1 to this Form 8-K